LORD ABBETT TAX-FREE INCOME FUND, INC.

              Supplement to the Statement of Additional Information
                             dated February 1, 1998

The Statement of Additional Information for the above-referenced Fund is hereby supplemented as follows:

1.       The following  information should be read in lieu of that presently set
         forth  under  the  caption   "Investment   Objective  and  Policies"  -
         "Fundamental Investment Restrictions":

                  Each Series may not: (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities, such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities).


Effective Date:   November 18, 1998